UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 31, 2022

Johnson & Johnson

(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza , New Brunswick, New Jersey 08933

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On October 31, 2022, Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Athos Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), and ABIOMED, Inc., a Delaware corporation (“ABIOMED”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Merger Sub has agreed to commence as promptly as practicable (but in no event later than November 15, 2022), a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of ABIOMED (the “ABIOMED Shares”) for (i) $380.00 per ABIOMED Share, net to the holder thereof in cash, without interest thereon (the “Cash Amount”), plus (ii) one non-tradeable contingent value right per ABIOMED Share (each, a “CVR”), which will represent the right to receive contingent payments of up to $35.00, net to the holder thereof in cash, without interest thereon, in the aggregate (the “Milestone Payments”), upon the achievement of specified milestones pursuant to the terms of the Contingent Value Rights Agreement in the form attached as Exhibit A to the Merger Agreement (the “CVR Agreement”) as further described under the heading—CVR Agreement (the Cash Amount plus one CVR, or any higher amount per ABIOMED Share that may be paid pursuant to the Offer, the “Offer Price”).

Under the Merger Agreement, Merger Sub’s obligation to irrevocably accept for payment and pay for any ABIOMED Shares tendered pursuant to the Offer is subject to customary conditions, including: (i) as of immediately prior to the expiration of the Offer, there be validly tendered and not withdrawn a number of ABIOMED Shares that, together with the ABIOMED Shares then owned by Johnson & Johnson, Merger Sub and their respective affiliates, represents at least one ABIOMED Share more than 50% of the then-outstanding ABIOMED Shares, (ii) any waiting period (and any extensions thereof) applicable to the Offer or the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, will have expired or been terminated, and certain other regulatory approvals will have been obtained, (iii) the absence of any legal impediment that has the effect of prohibiting or otherwise preventing or making illegal the consummation of the Offer or the Merger and (iv) other customary conditions.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into ABIOMED, with ABIOMED surviving as a wholly owned subsidiary of Johnson & Johnson (the “Merger”). The Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). At the effective time of the Merger (the “Effective Time”), each outstanding ABIOMED Share (excluding (i) ABIOMED Shares owned by Johnson & Johnson, Merger Sub or ABIOMED (or held in treasury by ABIOMED), or by any direct or indirect wholly owned subsidiary of Johnson & Johnson or Merger Sub, and (ii) ABIOMED Shares held by stockholders who have properly exercised and perfected their statutory rights of appraisal under the DGCL) will be automatically converted into the right to receive the Offer Price.

In addition, at the Effective Time, each ABIOMED equity-based award will be canceled in exchange for the Cash Amount (less the exercise price in the case of any stock option) plus one CVR, in each case, multiplied by the number of ABIOMED Shares underlying such award. In the case of any such award subject to performance-based vesting conditions, the number of ABIOMED Shares underlying the award will generally be determined based on actual performance for any performance periods that have been completed as of the Effective Time and maximum performance for all other performance periods. Notwithstanding the foregoing, any stock option with an exercise price that is greater than the Cash Amount will instead be canceled in exchange for the right to receive cash payments in an amount equal to the excess, if any, of (a) the total amount of the Milestone Payments actually payable in connection with a CVR pursuant to the terms of the CVR Agreement minus (b) the amount by which such exercise price exceeds the Cash Amount.

The Merger Agreement contains representations, warranties and covenants of Johnson & Johnson, Merger Sub and ABIOMED that are customary for a transaction of this nature, including, among others, covenants obligating ABIOMED to continue to conduct its business in the ordinary course and certain other customary operating restrictions until the closing of the transactions contemplated by the Merger Agreement.

In addition, subject to certain exceptions, ABIOMED has agreed not to solicit, initiate, knowingly encourage, or knowingly facilitate or assist, any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer, that constitutes or would reasonably be expected to lead to an Acquisition Proposal (as defined in the Merger Agreement), or take certain other restricted actions in connection therewith. Notwithstanding this limitation, prior to the expiration of the Offer, subject to customary limitations and conditions, ABIOMED may provide information to, and participate in discussions or negotiations with, a third party that has made a bona fide, written and unsolicited acquisition proposal that the board of directors of ABIOMED (the “ABIOMED Board”) has determined in good faith, after consultation with its financial advisor(s) and outside legal counsel, either constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement) and failure to take such action would be inconsistent with its fiduciary duties.

The Merger Agreement contains customary termination rights for both Johnson & Johnson and Merger Sub, on the one hand, and ABIOMED, on the other hand, including, among others, for failure to consummate the Offer on or before July 1, 2023 (subject to automatic extension until September 1, 2023 in the event that certain closing conditions relating to regulatory approvals are the only conditions that remain unsatisfied as of July 1, 2023). If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, including under specified circumstances in connection with ABIOMED’s entry into a definitive agreement with respect to a Superior Proposal or in connection with a change in recommendation by the ABIOMED Board, ABIOMED will be required to pay Johnson & Johnson a termination fee of $550,000,000.

The Merger Agreement has been unanimously approved by the board of directors of each of Johnson & Johnson and Merger Sub and the ABIOMED Board. The ABIOMED Board unanimously recommends that stockholders of ABIOMED tender their ABIOMED Shares in the Offer.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Johnson & Johnson, Merger Sub, ABIOMED or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Johnson & Johnson or ABIOMED. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Johnson & Johnson, Merger Sub, ABIOMED or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement, at or prior to the time of irrevocable acceptance for payment by Merger Sub of ABIOMED Shares pursuant to and subject to the conditions of the Offer, Johnson & Johnson and a rights agent mutually agreeable to it and ABIOMED (the “Rights Agent”) will enter into the CVR Agreement governing the terms of the CVRs issued pursuant to the Offer. The holders of CVRs will not be permitted to transfer CVRs (subject to certain limited exceptions).

Each CVR represents the right to receive the following Milestone Payments, in cash, if any, without interest thereon and less any applicable withholding taxes, payable as specified upon the achievement of the following milestones (each, a “Milestone”):

•

$17.50 per CVR, if aggregate worldwide Net Sales (as defined in the CVR Agreement) with respect to certain of ABIOMED’s products exceeds $3,700,000,000 (the “Net Sales Milestone”) during the period from the first day of Johnson & Johnson’s fiscal second quarter of 2027 through the last day of Johnson & Johnson’s fiscal first quarter of 2028 (the “2028 Measurement Period”); provided that in the event that the Net Sales Milestone is not achieved during the 2028 Measurement Period, if the Net Sales Milestone is thereafter achieved during any other period of four consecutive fiscal quarters during the period from the first day of Johnson & Johnson’s fiscal third quarter of 2027 through the last day of Johnson & Johnson’s fiscal first quarter of 2029, the Milestone Payment payable upon achievement of the Net Sales Milestone will be $8.75 per CVR.

•

$7.50 per CVR, if, on or prior to January 1, 2028, the United States Food and Drug Administration approves a premarket approval application or a premarket approval application supplement for the use of any device in the Impella Product Family (as defined in the CVR Agreement) in patients presenting with ST-Segment Elevation Myocardial Infarction (“STEMI”), or Anterior STEMI, without cardiogenic shock (the “FDA Approval Milestone”).

•	$10.00 per CVR, upon the earliest to occur of any of the following:

•

on or prior to the earlier of (i) four years after publication of results relating to the secondary clinical endpoint in the STEMI DTU™ study undertaken by ABIOMED and (ii) December 31, 2029, results from the STEMI DTU™ study undertaken by ABIOMED contribute to the publication of a Class I recommendation in the American College of Cardiology / American Heart Association Clinical Practice Guideline for Coronary Artery Revascularization (the “Clinical Practice Guideline”) for the use of any device in the Impella Product Family in patients presenting with STEMI, or Anterior STEMI, without cardiogenic shock (the “STEMI Recommendation Milestone”);

•

on or prior to the earlier of (i) four years after publication of results relating to the primary clinical endpoints in the PROTECT IV study undertaken by ABIOMED and (ii) December 31, 2029, results from the PROTECT IV study undertaken by ABIOMED contribute to the publication of a Class I recommendation in the Clinical Practice Guideline for the use of any device in the Impella Product Family in high-risk patients with complex coronary artery disease and reduced left ventricular function (the “HRPCI Milestone”); and

•

on or prior to the earlier of (i) four years after publication of results relating to the primary clinical endpoints in the RECOVER IV study undertaken by ABIOMED and (ii) December 31, 2029, results from the RECOVER IV study undertaken by ABIOMED contribute to the publication of a Class I recommendation in the Clinical Practice Guideline for the use of any device in the Impella Product Family in patients with STEMI-Cardiogenic Shock, or STEMI-CS (the “Cardiogenic Shock Milestone”).

With respect to each of (i) the STEMI Recommendation Milestone and the FDA Approval Milestone, (ii) the HRPCI Milestone and (iii) the Cardiogenic Shock Milestone, Johnson & Johnson is required to expend an agreed upon amount based on ABIOMED’s existing budget (net of actual spend prior to the closing date) towards the achievement of such Milestone(s), subject to certain limited exceptions. Other than with respect to these commitments, Johnson & Johnson is not otherwise required (expressly or implicitly) to achieve or undertake any level of efforts, or employ any level of resources, to achieve the Milestones.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the CVR Agreement, a copy of which is included as Exhibit A to the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 1, 2022, Johnson & Johnson and ABIOMED issued a joint press release announcing the parties’ entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

The tender offer described in this communication has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Johnson & Johnson will cause Merger Sub to file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (“SEC”). Investors and ABIOMED security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) that will be filed by Johnson & Johnson with the SEC and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by ABIOMED with the SEC, when they become available, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge by directing a request to Johnson & Johnson, Office of the Corporate Secretary, One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attn: Corporate Secretary’s Office. A copy of the solicitation/recommendation statement on Schedule 14D-9 (once it becomes available) also may be obtained free of charge from ABIOMED under the “Investors” section of ABIOMED’ website at https://investors.abiomed.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the potential acquisition of ABIOMED. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of ABIOMED or Johnson & Johnson. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of ABIOMED stockholders that will support the proposed transaction and tender their outstanding shares of common stock of ABIOMED in the Offer; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or ABIOMED during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment. In addition, if and when the transaction is consummated, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the products and employees/operations and clinical work of ABIOMED, as well as the ability to ensure continued performance or market growth of ABIOMED’s products. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 31, 2022, by and among Johnson & Johnson, Athos Merger Sub, Inc. and ABIOMED, Inc.*

99.1	Joint Press Release, dated as of November 1, 2022, issued by Johnson & Johnson and ABIOMED, Inc.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Johnson & Johnson hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson

Date: November 1, 2022	By:	/s/ Laura H. McFalls
Laura H. McFalls
Assistant Corporate Secretary